---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    I am extremely pleased at having been elected President of the European Warrant Fund (the 'Fund') at our last Board of Directors Meeting. Bernard Spilko, the prior President, was elected Chairman of the Board at the same meeting, replacing David Bodner. Management wishes to thank Mr. Bodner for his dedication and hard work throughout his tenure with the Fund.

    It was another successful year for the Fund. The Fund turned in an impressive performance with a gain for the twelve month-period ending March 31, 1998 of 86.07% based on net asset value and 148.77% based on share price, comfortably outperforming the benchmark FT Europe index in United States Dollars ('USD') which increased by 38.59%. Of course, past performance does not guarantee future results.

    Market interest is focusing again on European equity investments in general, and increasingly into the Fund, resulting in a significant narrowing of the Fund's discount to net asset value from 27.30% on March 31, 1997 to 2.81% as of March 31, 1998. As of close of business April 16, 1998, the discount has increased to 7.15%. In December 1997, the Fund made a substantial capital gain distribution of USD 6.65 per share. Sixty two percent of shareholders elected to reinvest their distribution proceeds into new shares of the Fund through the Fund's Dividend Reinvestment Program. We thank those shareholders for their support.

    Despite the significant increases in European equity markets over the last 12 months, we believe the outlook for Europe still remains positive given the background of low interest rates and the forthcoming euro. The Asian crisis has not impacted the United States and European economies so far, but has helped to reinforce the disinflationary trend with lower oil and other commodity prices. Therefore, we see no immediate danger of higher interest rates in Europe, which should support the equity markets. We believe that given an unchanged interest rate scenario, the risk premium of European equities compares quite favorably to the United States equities market.

ECONOMIC REVIEW

    The formation of the upcoming European Monetary Union ('EMU') commencing on January 1, 1999 will create a country bloc of members referred to as 'Euroland.' Euroland will cover a large part of Western Europe, bounded on its periphery by Finland in the north, Ireland and Portugal in the west, Italy in the south and Austria in the east of core Europe. Five percent of the world's population (roughly 290 million people), live in this area and they produce no less than twenty-four percent of global economic output. With the entry of Great Britain in the next millenium, Euroland will no longer lag behind the United States as far as economic clout and size of financial markets. Instead of being a collection of small and medium-sized countries with high export to gross domestic product ('GDP') ratios, Euroland will become the equivalent of a 'large' country with a similarly low export to GDP ratio as that of United

States and Japan. Euroland's growth rate is expected to increase to 2.8% projected for 1998 from a 2.4% growth rate in 1997 with higher expected growth in the peripheral countries of Spain, Portugal, Finland and Ireland.

    We believe that at the start of the next millenium, the EMU and Euroland could expand further. Greece, with its currency now into the European Exchange Rate Mechanism, will try very hard to push ahead effectively with its convergence efforts into the EMU. It is conceivable that Greece could participate in the second phase of the EMU in the years 2001 through 2003 along with the other European countries such as the United Kingdom, Denmark and Sweden which voluntarily opted not to join in the first phase of EMU. There is already the start of negotiations of an Eastern enlargement of EMU in the years 2003 through 2005 with Poland, Czech Republic, Hungary, Slovenia, Cyprus and the Baltics potentially leading to new investment opportunities for the Fund.

    We also believe that the common market will lead to more fiscal competition throughout Europe and, in general, national governments will be forced to conduct a more business-friendly policy to combat the high unemployment rate. The rapid pace of de-regulation and privatization in Europe should continue, concentrating on telecommunications, utilities and transportation as the next sectors.

---------  THE EUROPEAN WARRANT FUND, INC.

    New European benchmarks, with the introduction of the Dow Jones Stoxx family and indices on pan European Blue Chips, will create additional demand for the leading companies. The fact that the 'home' market of institutional investors will be expanded from one single country to the entire Euroland will lead to a massive cross country flow of funds. The creation of funded pension plan schemes in Germany, France, Italy and Spain will lead to increased institutional demand for European equities.

    On the micro-economic level, we see in Europe a change to a more Anglo Saxon policy of corporate governance and shareholder value creation with management compensation tied to stock market movement and the concentration on core competences.

    Our two main concerns to our positive European equity outlook are first, a deepening recession in Japan and second, a declining U.S. dollar. A Japanese recession could lead to a destabilization of the Japanese Banking system creating a liquidity problem for other Asian markets with potential spill over effects into the Western markets. A declining U.S. dollar could impact the profit growth of European exporting companies which could result in disappointing corporate earnings and re-rating of European equity markets.

    Overall, we remain confident that the historic transformation of the fragmented small economies in Europe to a united common market will provide attractive investment opportunities for the Fund.

INVESTMENT POLICY

    Since the global stock market turbulence in October 1997 we have kept the

Fund's delta-leverage around 1.75 which is mildly bullish. We continue to take advantage of the historically high volatility by writing OTC-Options on equities, especially Put options on single European stocks.

    Regarding our country allocation, Italy is currently our favorite market. In anticipation of a nearly perfect macro-economic situation, with falling interest rates due to EMU convergency and an improving economy, we heavily overweighted Italy through our investment in the MIB30 (Milan Stock Exchange) index warrant. In the United Kingdom ('UK'), where the economic picture has been mixed for some time, domestic stocks on one hand are benefiting from the good development of consumption and on the other hand export-oriented sectors have been hurt by the appreciation of the british pound and the effects of the Asian economic crisis. The current tight monetary policy in the UK gives us reason to continue to underweight the UK market.

    With the introduction of the euro, the second largest capital market and second largest equities market after the United States will be created. The euro will revolutionize the whole investment process in European stocks. From a top down investment approach, sector allocation will be of much greater significance than country selection. We expect that the demand for the European sector leaders will increase further.

    Our favorite sector is finance where more than one third of the Fund's delta exposure is invested in various types of instruments. In the insurance industry, we intend to continue with the traditional 'plain vanilla' warrants on ING, AXA, Zurich Insurance and Generale. We cover most bank stocks with regional (France) and Pan-European basket warrants. On very high volatility stocks we buy the underlying stock and sell OTC calls and puts or we develop an 'exotic' warrant (e.g. Munich Re, which collects .05 deutsche mark each day when the underlying closing price is above the strike price). With the EMU coming closer and the pressure created by the mega mergers in the United States, the restructuring theme in the European finance industry has just begun. Our own creation of the European Restructuring Finance Basket with 10 stocks each equally weighted (SBC, Deutsche Bank, Credit Commerciale de France, Paribas, Credito Italiano, INA, Banco Popular, Barclays Bank, Legal & General and Commercial Union) is a perfect example of the unique consolidation of the finance sector occurring in Europe. Since the beginning of November 1997 when we purchased the European Restructuring Finance Basket the aggregated underlying value of the basket has gained more than 60% and three bank stocks in the basket (SBC/UBS, Commercial Union/General Accident and Credito Italiano/Unicredito) are now in the process of merging.

---------  THE EUROPEAN WARRANT FUND, INC.

PORTFOLIO AND ADDITIONAL INFORMATION

    At the close of business on April 16, 1998, the Fund was 72.22% invested in warrants with an average weighted life of 609 days. The net asset value of the Fund was $24.30.

    Shareholders can call Investors Bank and Trust Company, the Fund's Transfer

Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

    Although the Fund's discount to net asset value is at a more reasonable level today than in prior years, the Board of Directors will continue to discuss alternatives to further reduce the discount.

DIVIDEND REINVESTMENT PROGRAM

    All income dividends and capital gains distributions declared by the Fund may be reinvested. We wish to remind shareholders holding stock in their own name that they automatically participate in the Fund's Dividend Reinvestment Plan. The Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. Any shareholder wishing to discontinue participating in this Plan, so as to receive future dividends in cash, should write to the Plan Agent of the Fund, Investors Bank and Trust Company, P.O. Box 9130, Boston, MA 02117-9130 or call 1-800-EUROWRS. Be sure to include in your correspondence your name exactly as it appears on your share registration, your Social Security or Tax Identification number and a reference to The European Warrant Fund, Inc. The Fund also offers shareholders a voluntary Cash Purchase Program. For a copy of the complete terms and conditions of these Plans, please write to the Plan Agent at the above address. Shareholders whose shares are held in the name of broker/dealers or other nominees should contact their broker or servicing agent if they wish to participate in either of these programs.

    We wish to congratulate and thank our portfolio managers Hansruedi Huber and Philipp Burger for their continued excellent work. We truly believe that we have one of the best European teams in the investment universe, which is made evident by the superior performance of the Fund over the last six years. Most of all we thank you, our shareholders, for your continued support.

                                                   Sincerely,

                                               /s/ Robert Discolo
                                               -----------------------
                                               Robert Discolo
April 20, 1998                                 President

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                              COUNTRY WEIGHTINGS

                                 [PIE CHART]

U.S. Cash Equivalents and Net Other Assets and Liabilities       11%
Switzerland                                                      10%
Netherlands                                                       9%
France                                                            8%
Spain                                                             5%
Italy                                                             8%
United Kingdom                                                   19%
Eastern Europe                                                    6%
Sweden                                                            3%
Multi-national                                                   11%
Germany                                                          10%
March 31, 1998

MISCELLANEOUS

Average Life of Derivatives (3/31/98)                     1.17 years
Average Gearing (3/31/98)++                                    3.86%
Average Premium (3/31/98)                                      1.44%
Average Annual Premium (3/31/98)                                .62%
Year to Date Total Return* (1/1/98-3/31/98)                   36.98%
One Year Total Return* (4/1/97-3/31/98)                       86.07%
Average Annual Total Return Since Inception*
(7/17/90-3/31/98)                                             22.49%

WARRANT CHARACTERISTICS

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.77 times the value of the share.

                              SECTOR WEIGHTINGS

                                 [PIE CHART]

U.S. Cash Equivalents and Net Other Assets and Liabilities                11%
Chemicals/Pharmaceuticals                                                  7%
Financials                                                                20%
Consumer Goods                                                             3%
Capital Goods                                                              4%
Investment Funds                                                           7%
Telecommunications                                                         5%
Utilities                                                                  1%
Natural Resources                                                          2%
Food                                                                       2%
Index Warrants                                                            38%
March 31, 1998
TOP TEN EQUITY WARRANT HOLDINGS MARCH 31, 1998

                                          MARKET VALUE            PERCENTAGE+
1 FTSE 100 Index (SBC) STK 4000,
  exp. 5/16/99                             $36,045,035                15.35%
2 MIB 30 (BT), STK 19000,
  exp. 5/19/00                              18,034,780                 7.68%
3 E-Top 100 (DB), STK 1970,
  exp.  6/30/00                              8,860,000                 3.77%
4 CAC 40 Index Cap Call (BNP), STK 2560,
  exp. 6/30/98                               7,798,709                 3.32%
5 Dow Jones EURO STOXX 50 Index
  Cap Call (DB), STK.01 exp. 9/16/99         7,158,293                 3.05%
6 Zurich Insurance (SBC), exp 10/16/98       5,988,212                 2.55%
7 Novartis (SBC), exp, exp 12/30/99          5,579,568                 2.38%
8 ING (ML), exp. 1/06/99                     4,948,810                 2.11%
9 Axa (SOG), exp. 2/09/99                    4,739,680                 2.02%
10 Baring Emerging Europe Trust,
   exp. 8/31/04                              4,635,000                 1.97%

Currency Hedge At March 31, 1998                                       0.00%


                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Portfolio Assets invested.
++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.

PORTFOLIO OF INVESTMENTS
        (percentages of total net assets)
        March 31, 1998

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)

WARRANTS--72.7%
[ALL NON-INCOME PRODUCING SECURITIES]

            UNITED KINGDOM--14.5%
    10,000  FTSE 100 Index (SBC), STK 4000, expires 5/16/99........  $36,045,035
                                                                     -----------
            MULTINATIONAL--9.5%
   250,000  Dow Jones EURO STOXX 50 Index Cap Call (DB), STK .01
              expires 9/16/99......................................    7,158,293
    10,000  E-Top 100 (DB), STK 1970, expires 6/30/00..............    8,860,000
   190,000  Euro Blue Star (ABN), STK 1970, expires 5/12/00........    4,346,033
   500,000  European Bank Basket (GS), expires 2/24/99.............    2,189,357
   100,000  Swiss & German Machine Basket (GS), expires 1/15/99....      168,304
 1,000,000  Templeton Emerging Markets, expires 9/30/04............      569,330
                                                                     -----------
                                                                      23,291,317
                                                                     -----------
            SWITZERLAND--8.3%
   350,000  Alusuisse (SBC), expires 1/15/02.......................    3,254,748
    77,000  Castle Alternative Invest AG (LGT), expires 9/10/98....      153,798
    50,000  Government of Switzerland, 4.00% due 4/08/28 (ML),
              expires 3/25/99......................................       98,232
   267,000  Nestle SA (SBC), expires 1/15/02.......................    2,561,591
   300,000  Novartis (SBC), expires 12/30/99.......................    5,579,568
    25,000  Roche Holdings (SBC), expires 12/01/00.................    2,095,612
    50,000  Swiss Bank Corp., expires 4/02/01......................      785,855
   180,000  Zurich Insurance (SBC), expires 10/16/98...............    5,988,212
                                                                     -----------
                                                                      20,517,616
                                                                     -----------
            GERMANY--8.2%
    25,000  BASF AG (LB), expires 1/15/99..........................      521,475
    10,000  BASF AG, expires 4/09/01...............................    2,668,828
   150,000  Bayer AG (Citi), expires 6/15/00.......................    2,881,686
   100,000  BMW Range (CB), expires 10/09/98.......................      290,113


  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)

----------                                                           -----------
WARRANTS--(CONTINUED)
            GERMANY--(CONTINUED)
    10,000  Commerzbank, expires 12/10/99..........................  $   858,995
     7,000  Continental AG, expires 7/06/00........................    1,028,633
    50,000  Dresdner Bank AG, expires 4/30/02......................      888,709
    80,000  Hoechst AG Range (COBA), expires 9/11/98...............      231,226
   200,000  Muenchener Rueckversicherungs-Gesellschaft AG Range
              (CL), expires 12/02/98...............................      733,657
    25,000  Muenchener Rueckversicherungs-Gesellschaft AG (SalOp),
              expires 12/14/00.....................................      402,080
    10,000  Preussag AG, expires 4/30/01...........................    1,447,866
    25,000  RWE AG (Rabo), expires 12/30/98........................      309,022
   100,000  SAP AG Range (CL), expires 11/25/98....................      443,004
    15,000  Siemens, expires 6/02/98...............................    4,424,635
   100,000  Veba AG (Citi), expires 1/15/99........................    3,099,406
                                                                     -----------
                                                                      20,229,335
                                                                     -----------
            ITALY--7.8%
 1,000,000  Generale (NAT), expires 1/29/99........................    1,134,160
 2,000,000  MIB 30 (BT), STK 19000, expires 5/19/00................   18,034,780
                                                                     -----------
                                                                      19,168,940
                                                                     -----------
            FRANCE--7.1%
 1,000,000  Axa (SOG), expires 2/09/99 ............................    4,739,680
   250,000  CAC 40 Index Cap Call (BNP), STK 2560, expires
              6/30/98..............................................    7,798,709
    25,000  CAC 40 Index Cap Call (BNP), STK 2900, expires
              3/31/99..............................................      658,961
 2,150,000  Compagnie Generale des Eaux, expires 5/02/01...........    2,408,934
   300,000  French Bank Basket (SOG), expires 3/05/99..............    1,831,548
                                                                     -----------
                                                                      17,437,832
                                                                     -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

(percentages of total net assets)
        March 31, 1998

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------

WARRANTS--(CONTINUED)
            NETHERLANDS--7.0%
    62,500  ABN Amro (SBC), expires 5/08/99........................  $ 2,761,827
   700,000  Ahold (GS), expires 7/25/99............................    4,546,719
   250,000  Elsevier (ML), expires
              2/02/01..............................................      961,469
   200,000  ING (ML), expires 1/06/99..............................    4,948,810
    50,000  Royal Dutch (SBC), expires 5/14/99.....................    4,199,535
                                                                     -----------
                                                                      17,418,360
                                                                     -----------
            SPAIN--5.0%
   100,000  Iberia Telecom Basket (ML), expires 11/16/98...........    4,099,542
 1,000,000  IBEX Cap Call (Sal), STK 5500, expires 5/18/98.........    3,086,223
 2,500,000  IBEX Cap Call (Citi), STK 4600, expires 9/17/98........    4,725,200
    40,000  IBEX Call (ML), STK 8499, expires 2/09/99..............      551,524
                                                                     -----------
                                                                      12,462,489
                                                                     -----------
            SWEDEN--2.8%
   100,000  Ericsson (SBC), expires 6/22/98........................    2,379,254
 1,000,000  OMX Call (SBC), STK 2300, expires 12/18/98.............      848,007
 2,000,000  OMX Cap Call (GS), STK 2300, expires 2/27/99...........    3,835,764
                                                                     -----------
                                                                       7,063,025
                                                                     -----------
            EASTERN EUROPE--1.9%
 4,500,000  Baring Emerging Europe Trust, expires 8/31/04..........    4,635,000
                                                                     -----------
            POLAND--0.5%
 2,500,000  IFC Poland Index (BT), STK .01, expires 2/26/99........    1,312,500
                                                                     -----------
            CZECH REPUBLIC--0.1%
    99,000  BIC Bohemia Investment Co Sa, expires 5/14/01..........      162,083
                                                                     -----------
            TOTAL WARRANTS
              (Cost $89,085,430)...................................  179,743,532
                                                                     -----------


EQUITIES--10.0%

            UNITED KINGDOM--2.8%
   200,000  HSBC Holdings Plc......................................    6,523,852
    35,057  Standard Chartered Plc.................................      508,074
                                                                     -----------
                                                                       7,031,926
                                                                     -----------

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------

EQUITIES--(CONTINUED)
            SWITZERLAND--1.5%
       100  Disetronic Holding AG..................................  $   290,111
       500  Komax Holding AG-Registered *..........................      243,942
       350  Schindler Holding AG-Registered........................      515,717
       100  Sez Holding AG.........................................      176,817
     2,500  Valora Holding AG......................................      627,046
     3,300  Zurich Versicherungs-Gesellschaft-Registered...........    1,912,574
                                                                     -----------
                                                                       3,766,207
                                                                     -----------
            NETHERLANDS--1.2%
     4,000  Hagemeyer NV...........................................      193,732
         1  Koninklijke Ptt Nederland NV ..........................           52
    20,000  Wolters Kluwer NV......................................    2,858,033
                                                                     -----------
                                                                       3,051,817
                                                                     -----------
            GERMANY--1.1%
     1,000  Bayerische Motoren Werke AG............................    1,104,808
     4,000  ProSieben Media AG Preferred *.........................      208,536
     2,500  Volkswagen AG Preferred *..............................    1,283,090
     2,500  Volkswagen AG--Rights *................................       45,381
                                                                     -----------
                                                                       2,641,815
                                                                     -----------
            PORTUGAL--0.9%
    40,000  Banco Comercial Portugues, SA..........................    1,290,084
    10,000  Brisa-Auto Estradas de Portugal, SA *..................      456,224
     3,000  Telecel-Comunicacaoes Pessoai, SA *....................      465,190
                                                                     -----------
                                                                       2,211,498
                                                                     -----------
            FRANCE--0.8%
    25,000  Compagnie Generale des Etablissements Michelin Class
              B....................................................    1,490,823
     5,000  SGS-Thomson Microelectronics *.........................      392,475
                                                                     -----------
                                                                       1,883,298

                                                                     -----------
            SWEDEN--0.6%
    66,666  Astra AB--Class A......................................    1,371,763
                                                                     -----------
            HUNGARY--0.3%
    20,000  Matav Rt.--ADR *.......................................      622,500
                                                                     -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

(percentages of total net assets)
        March 31, 1998

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------

EQUITIES--(CONTINUED)
            AUSTRIA--0.2%
    10,000  Erste Bank Der Oesterreichischen Sparkassen AG *.......  $   597,026
                                                                     -----------
            FINLAND--0.2%
     5,000  Nokia Corporation--ADR.................................      539,688
                                                                     -----------
            NORWAY--0.2%
    10,000  Norsk Hydro ASA--ADR...................................      500,000
                                                                     -----------
            GREECE--0.1%
    10,000  Hellenic Telecommunication Organization SA.............      250,548
                                                                     -----------
            RUSSIA--0.1%
     2,500  ENR Eastern Natural Resources *........................      221,022
                                                                     -----------
            TOTAL EQUITIES
              (Cost $17,932,732)...................................   24,689,108
                                                                     -----------

    PAR
   VALUE
-----------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--5.9%

USD         Resolution Funding Corporation, 0% Coupon Strip,
15,000,000  effective yield 6.101%, due 4/15/29....................   2,453,997
USD         Resolution Funding Corporation, 0% Coupon Strip,
10,000,000  effective yield 6.090%, due 4/15/30....................   1,543,430
USD         U.S. Treasury Bond 6.375%, due 8/15/27 (a).............  10,565,625
10,000,000                                                          -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $13,628,162)...................................  14,563,052
                                                                    -----------


  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------

INVESTMENT FUNDS--4.6%
            RUSSIA--1.9%
   200,000  First NIS Regional Fund*...............................  $ 3,800,000
    25,000  Fleming Russia Securities Fund*........................      450,000
    25,000  Morgan Stanley Russia & New Europe Fund................      604,688
                                                                     -----------
                                                                       4,854,688
                                                                     -----------
            GERMANY--1.1%
   169,456  The New Germany Fund...................................    2,838,388
                                                                     -----------
            EASTERN EUROPE--0.7%
    10,000  East Europe Development Fund*..........................      407,500
    61,829  GT Global Greater Eastern Europe Fund..................      761,270
    50,000  Templeton Central & Eastern European Investment Co.*...      204,790
    25,000  The Central European Value Fund........................      321,875
                                                                     -----------
                                                                       1,695,435
                                                                     -----------
            MULTINATIONAL--0.2%
    20,000  Foreign & Colonial Emerging Middle East Fund, Inc......      322,500
                                                                     -----------
            AUSTRIA--0.2%
    50,000  Austria Fund...........................................      600,000
                                                                     -----------
            ROMANIA--0.2%
     5,000  Romania Fund*..........................................      442,500
                                                                     -----------
            PORTUGAL--0.1%
    10,000  Portugal Fund..........................................      213,125
                                                                     -----------
            CZECH REPUBLIC--0.1%
    10,000  Komercni Banka Investment Fund*........................      178,282
                                                                     -----------
            HUNGARY--0.1%
     1,000  Hungarian Fund*........................................      173,500
                                                                     -----------
            TOTAL INVESTMENT FUNDS
              (Cost $9,772,302)....................................   11,318,418
                                                                     -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

(percentages of total net assets)
        March 31, 1998

                                                                    STRIKE     VALUE
  CONTRACTS                                                         PRICE    (NOTE 1)
-----------                                                         ------  -----------

OPTIONS PURCHASED--1.8%
[ALL NON-INCOME PRODUCING SECURITIES]

            NETHERLANDS--1.2%
       100  Akzo (Listed) Call, expires 10/16/98..........   NLG     210   $  1,046,826
    80,000  Unilever OTC Call, expires 12/30/99...........   NLG      95      1,760,855
                                                                           ------------
                                                                              2,807,681
                                                                           ------------
            MULTINATIONAL--0.6%
    25,000  European Restructuring Finance Basket OTC
              Call,
              expires 11/24/00............................   USD      95      1,599,185
                                                                           ------------
            TOTAL OPTIONS PURCHASED (Cost $1,627,641)...........              4,406,866
                                                                           ------------

   PAR
  VALUE
----------

FOREIGN GOVERNMENT BONDS--1.6%

            UNITED KINGDOM--1.6%
       GBP  United Kingdom War Loans 3.50% due, 12/29/49 (Cost
 4,000,000    $3,716,581)..........................................     3,976,938
                                                                     ------------

FOREIGN CORPORATE BONDS--0.3%

            MULTINATIONAL--0.3%
       ITL  International Bank for Reconstruction and Development
250,000,000   0% Coupon Strip, due 3/20/28 (Cost $726,609).........       722,164
                                                                     ------------


REPURCHASE AGREEMENTS--0.0%

            UNITED STATES--0.0%
USD 82,446  Investors Bank & Trust Company Repurchase Agreement,
              dated 3/31/98, due 4/01/98, at a rate of 5.43% and a
              maturity value of $82,458, collateralized by the
              Federal National Mortgage Association, with a rate of
              6.90%, a maturity date of 10/25/22 and a market value
              of $94,208 (Cost $82,446)............................        82,446
                                                                     ------------
            TOTAL INVESTMENTS--96.9%
              (Cost $136,571,903)..................................   239,502,524
            OTHER ASSETS AND LIABILITIES (NET)--3.1%...............     7,667,967
                                                                     ------------
            TOTAL NET ASSETS--100.0%...............................  $247,170,491
                                                                     ------------
                                                                     ------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
  * Non-income producing security.
(a) Security is segregated as collateral for uncovered written call options.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

SCHEDULE OF WRITTEN OPTIONS
        March 31, 1998

                                                                    STRIKE     VALUE
  CONTRACTS                                                         PRICE    (NOTE 1)
-----------                                                         ------  -----------
             UNITED KINGDOM
    100,000  Bank of Ireland OTC Put, expires 6/30/98......   GBp    1,250  $  176,877
    100,000  EMI OTC Put, expires 7/31/98..................   GBp      568     113,866
     50,000  Glaxo Wellcome OTC Put, expires 5/29/98.......   GBp    1,650      86,237
     50,000  Glaxo Wellcome OTC Put, expires 6/09/98.......   GBp    1,650     120,127
    100,000  HSBC Holdings OTC Call, expires 1/14/99.......   GBp    1,500     766,200
                                                                            -----------
                                                                             1,263,307
                                                                            -----------
             SWITZERLAND
        500  Baloise OTC Put, expires 6/30/98..............   CHF    2,750      22,505
     10,000  Ciba OTC Put, expires 7/27/98.................   CHF      160      19,790
     10,000  CS Group OTC Put, expires 12/30/98............   CHF      240      77,675
      1,000  Holderbank OTC Put, expires 12/30/98..........   CHF    1,250      30,175
      1,000  Holderbank OTC Put, expires 12/30/98..........   CHF    1,325      33,759
      1,000  Novartis OTC Put, expires 10/28/98............   CHF    2,000      21,119
      1,000  Novartis OTC Put, expires 5/15/98.............   CHF    2,500      29,088
      1,000  Novartis OTC Put, expires 2/01/99.............   CHF    2,500     130,301
        100  Roche Holdings OTC Put, expires 6/30/98.......   CHF   16,500      58,110
        200  Roche Holdings OTC Put, expires 11/16/98......   CHF   13,000      35,421
      2,500  Sulzer OTC Put, expires 8/31/98...............   CHF    1,000      75,320
     10,000  Swiss Bank Corp OTC Put, expires 6/30/98......   CHF      525     184,165
      1,000  Swissair OTC Put, expires 9/16/98.............   CHF    2,000      81,792
      5,000  Tag Heuer OTC Put, expires 4/06/98............   CHF      180      24,181
      5,000  Zurich Versicherungs-Gesellschaft OTC Call,
               expires 6/10/98 (a).........................   CHF      800     332,940
                                                                            -----------
                                                                             1,156,341
                                                                            -----------
             GERMANY
      5,000  Addidas OTC Put, expires 4/7/98...............   DEM      230         540
      5,000  Addidas OTC Put, expires 4/7/98...............   DEM      270          14
     15,000  BASF OTC Call, expires 5/29/98 (a)............   DEM    67.50     121,556
      1,000  BMW OTC Call, expires 8/28/98 (a).............   DEM    1,400     394,181
     10,000  Fresenius Medical Care OTC Put, expires
               6/15/98.....................................   DEM      120      26,472
      5,000  Fresenius Medical Care OTC Put, expires
               6/30/98.....................................   DEM      130      16,478
      3,000  Mannesmann OTC Put, expires 6/30/98...........   DEM    1,000      10,535
     25,000  Metro OTC Put, expires 11/30/98...............   DEM       80     126,148
      5,000  SAP OTC Put, expires 9/15/98..................   DEM      550      35,116

      5,000  SAP OTC Put, expires 9/15/98..................   DEM      750     170,610
     10,000  SGL-Carbon OTC Put, expires 8/26/98...........   DEM      200      89,142
                                                                            -----------
                                                                               990,792
                                                                            -----------
             CURRENCY OPTIONS
  5,000,000  DEM Put/GBP Call, expires 6/15/98.............   GBP     3.04     567,656
                                                                            -----------

             FRANCE
     10,000  LVMH OTC Put, expires 7/15/98.................   FRF    1,100      55,026
     25,000  Michelin OTC Call, expires 12/30/98 (a).......   FRF      400     123,551
                                                                            -----------
                                                                               178,577
                                                                            -----------
             SPAIN
    150,000  Endesa OTC Put, expires 9/30/98...............   ESP    3,500     174,302
                                                                            -----------

                See accompanying notes to financial statements.

                                                                    STRIKE     VALUE
  CONTRACTS                                                         PRICE    (NOTE 1)
-----------                                                         ------  -----------
             SWEDEN
     25,000  Hennes & Mauritz OTC Put, expires 12/18/98....   SEK      400  $  113,140
        100  Pharmacia Upjohn (Listed) Put, expires
               1/16/99.....................................   USD       35      10,625
                                                                            -----------
                                                                               123,765
                                                                            -----------
             ITALY
    300,000  Credito Italiano OTC Put, expires 6/30/98.....   ITL    6,500       8,881
    250,000  Fiat OTC Put, expires 12/30/98................   ITL    6,250      51,318
        100  Gucci (Listed) ADR Put, expires 4/18/98.......   USD       40       1,250
                                                                            -----------
                                                                                61,449
                                                                            -----------
             NETHERLANDS
     25,000  Ahold OTC Call, expires 11/30/98 (a)..........   NLG       70      58,743
                                                                            -----------

             HUNGARY
        500  HTX OTC Put, expires 8/07/98..................   USD    2,000      16,325
                                                                            -----------

             FINLAND
        100  Nokia (Listed) ADR Put, expires 4/18/98.......   USD      100       7,500
                                                                            -----------
             TOTAL WRITTEN OPTIONS (Premiums Received $4,478,926).........  $4,598,757
                                                                            -----------
                                                                            -----------


     NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

     (a) All or a portion of the written call option is uncovered. A sufficient amount of collateral has been set aside to purchase the underlying security in the event the option is exercised.

            GLOSSARY OF TERMS
CHF    --   Swiss Franc
DEM    --   German Deutsche Mark
ESP    --   Spanish Peseta
FRF    --   French Franc
GBP    --   British Pound
GBp    --   British Pence
ITL    --   Italian Lira
NLG    --   Netherlands Guilder
SEK    --   Swedish Krona
USD    --   United States Dollar

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
        March 31, 1998

ASSETS:
     Investments, at value (Cost $136,571,903) (Note 1)........................................   $239,502,524
     Foreign currency, at value (Cost $13,180,136) (Note 1)....................................     12,954,668
     Receivable for investment securities sold.................................................      1,443,026
     Dividends and interest receivable.........................................................        312,239
     Prepaid expenses..........................................................................         25,959
                                                                                                  ------------
          Total assets.........................................................................    254,238,416
                                                                                                  ------------
LIABILITIES:
     Written options, at value (Premiums received $4,478,926) (Notes 1 and 3)..................   $  4,598,757
     Payable for investment securities purchased...............................................      1,609,309
     Investment advisory fee payable (Note 2)..................................................        649,573
     Accrued expenses and other payables.......................................................        210,286
                                                                                                  ------------
          Total liabilities....................................................................      7,067,925
                                                                                                  ------------
TOTAL NET ASSETS...............................................................................   $247,170,491
                                                                                                  ------------
                                                                                                  ------------
NET ASSETS CONSIST OF:
     Par value.................................................................................   $     10,676
     Paid-in capital in excess of par value....................................................    117,443,345
     Undistributed accumulated net investment income...........................................     15,620,004
     Accumulated net realized gain on investments..............................................     11,505,382
     Net unrealized appreciation on investments................................................    102,591,084
                                                                                                  ------------
TOTAL NET ASSETS (equivalent to $23.15 per share based on 10,675,768 shares of common stock outstanding from 100,000,000 authorized with
  $0.001 par value)............................................................................   $247,170,491
                                                                                                  ------------
                                                                                                  ------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

STATEMENT OF OPERATIONS
        For the Year Ended March 31, 1998

INVESTMENT INCOME:
     Interest...............................................   $    825,666
     Dividends (net of foreign withholding taxes of
      $20,114)..............................................        502,047
                                                               ------------
          Total Investment Income...........................      1,327,713
                                                               ------------
EXPENSES:
     Investment advisory fee (Note 2).......................      2,379,293
     Administration and custodian fees (Note 2).............        404,835
     Legal and audit fees...................................        136,636
     Printing and postage fees..............................         67,545
     Transfer agent fees....................................         60,000
     Registration and filing fees...........................         48,363
     Insurance premium expense..............................         46,990
     Directors' fees and expenses (Note 2)..................         37,000
     Other..................................................        124,521
                                                               ------------
          Total Expenses....................................      3,305,183
               Less: Fees paid indirectly (Note 2)..........       (144,654)
                                                               ------------
          Net expenses......................................      3,160,529
                                                               ------------
NET INVESTMENT LOSS.........................................     (1,832,816)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions...........................     47,220,918
          Written option transactions.......................      2,159,604
          Realized gain distributions from investment
           company shares...................................        886,053
          Financial futures contracts.......................     (1,456,383)
          Forward foreign currency contracts................       (983,305)
          Foreign currencies and net other assets...........        271,794
                                                               ------------
               Net realized gain on investments.............     48,098,681
                                                               ------------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities........................................     70,079,393
          Financial futures contracts.......................        360,480
          Written options...................................       (189,328)
          Forward foreign currency contracts................           (455)
          Foreign currencies and net other assets...........       (547,418)

                                                               ------------
               Net unrealized appreciation of investments...     69,702,672
                                                               ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    117,801,353
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $115,968,537
                                                               ------------
                                                               ------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED        YEAR ENDED
                                                MARCH 31, 1998    MARCH 31, 1997
                                                --------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss..........................    $ (1,832,816)     $ (1,024,638)
Net realized gain on investments.............      48,098,681        41,548,082
Net unrealized appreciation of investments...      69,702,672        18,285,528
                                                --------------    --------------
Net increase in net assets resulting from
  operations.................................     115,968,537        58,808,972
Distributions to shareholders from:
  Net realized gains on investments..........     (54,222,184)       (6,164,206)
Net increase in net assets resulting from
  Fund share transactions (Note 4)...........      34,047,754                --
                                                --------------    --------------
Net increase in net assets...................      95,794,107        52,644,766
NET ASSETS:
  Beginning of year..........................     151,376,384        98,731,618
                                                --------------    --------------
  End of year (including accumulated
     undistributed net investment income of
     $15,620,004 and $28,873,161,
     respectively)...........................    $247,170,491      $151,376,384
                                                --------------    --------------
                                                --------------    --------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

FINANCIAL HIGHLIGHTS
        For a Fund share outstanding throughout each year

                                                                                     YEAR ENDED
                                                         -------------------------------------------------------------------
                                                         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                            1998          1997          1996          1995          1994
                                                         ----------    ----------    ----------    ----------   ------------
Operating performance:
  Net asset value, beginning of year...................   $  18.57      $  12.11      $   7.53      $  13.34      $   8.95
                                                         ----------    ----------    ----------    ----------   ------------
  Net investment loss(4)...............................      (0.21)        (0.13)        (0.08)        (0.01)        (0.12)
  Net realized and unrealized gain (loss) on
    investments........................................      12.50          7.35          4.66         (3.90)         5.10
                                                         ----------    ----------    ----------    ----------   ------------
  Net increase/(decrease) in net assets resulting from
    investment operations..............................      12.29          7.22          4.58         (3.91)         4.98
                                                         ----------    ----------    ----------    ----------   ------------
Capital effect of rights offering......................         --            --            --            --         (0.50)
Capital effect of dividend reinvestment................      (1.06)           --            --            --            --
Distributions:
  Distributions from net realized gains................      (6.65)        (0.76)           --         (1.90)        (0.09)
                                                         ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, END OF YEAR...........................   $  23.15      $  18.57      $  12.11      $   7.53      $  13.34
                                                         ----------    ----------    ----------    ----------   ------------
                                                         ----------    ----------    ----------    ----------   ------------
MARKET VALUE, END OF YEAR..............................   $ 22.500      $ 13.500      $ 10.000      $  6.875      $ 11.875
                                                         ----------    ----------    ----------    ----------   ------------
                                                         ----------    ----------    ----------    ----------   ------------
  Total investment return on market value..............     148.77%        43.69%        45.45%       (26.37)%       44.89%
                                                         ----------    ----------    ----------    ----------   ------------
                                                         ----------    ----------    ----------    ----------   ------------
Ratios to average net
  assets/supplemental data:
  Net assets, end of year (000's)......................   $247,170      $151,376      $ 98,732      $ 61,430      $107,689
  Ratio of net investment loss to average net
    assets(1)..........................................      (0.95)%       (0.89)%       (0.86)%       (0.11)%       (0.93)%
  Ratio of operating expenses to average net
    assets(1)(2).......................................       1.72%         1.88%         2.03%         1.74%         1.73%
  Portfolio turnover rate..............................         95%          191%          148%          104%          150%
  Average broker commission rate(3)....................   $0.00148      $0.00233           N/A           N/A           N/A
------------------
(1) For the following years, the operating expenses of the fund reflect a waiver of fees by the investment adviser. Had such action not been taken, the net investment income per share and the operating expense ratios would have been:
      Net investment loss per share....................         --            --        $(0.09)       $(0.04)       $(0.14)
      Ratio of operating expenses to average
      net assets.......................................         --            --          2.15%         1.99%         1.90%

(2) For the following years, the ratio of operating expenses to average net assets includes indirectly paid expenses.
    Excluding indirectly paid expenses, the expense ratio would have been:

                                                              1.65%         1.85%         1.94%           --            --
(3) The average broker commission rate will vary depending on the markets in which trades are executed and the instruments traded.
(4) Based on average shares outstanding during the period.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.

NOTES TO FINANCIAL STATEMENTS
        MARCH 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith under the direction of the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

---------  THE EUROPEAN WARRANT FUND, INC.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will

---------  THE EUROPEAN WARRANT FUND, INC.

     realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.


          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

---------  THE EUROPEAN WARRANT FUND, INC.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the 'initial margin.' Subsequent payments ('variation margin') are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from

---------  THE EUROPEAN WARRANT FUND, INC.

     generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. As of March 31, 1998, the Fund increased accumulated net realized gains by $12,571,121 and reduced undistributed net investment income by $11,420,341 primarily to reflect the treatment of short-term capital gains and distributions from short-term capital gains as ordinary income and distributions from ordinary income, respectively, for federal income tax purposes. These reclassifications have no impact on net investment income, realized gain/loss or net asset value of the Fund.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     For the year ended March 31, 1998, the Fund incurred total brokerage commissions of $137,039 of which $20,714 was paid, in total, to Bank Julius Baer, Zurich (an affiliate of the Adviser).

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser or any affiliate thereof an annual fee of $7,500 plus $250 for each Board of Directors meeting attended. In addition, the Fund reimburses these directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the year ended March 31, 1998, the Fund incurred total administrative and custody fees in the amount of $404,835 which, after receiving a credit of $144,654 pursuant to the expense offset arrangement, resulted in a net expense of $260,181.

---------  THE EUROPEAN WARRANT FUND, INC.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 1998 amounted to $171,048,788 and $183,200,777, respectively.

          Activity in written options for the year ended March 31, 1998 was as follows:


                                                                               NUMBER OF
                                                                 PREMIUM       CONTRACTS
                                                               -----------    -----------
Options outstanding at March 31, 1997.......................   $ 2,506,580      1,668,250
Options written.............................................    16,388,077    101,170,320
Options exercised...........................................      (957,554)      (201,000)
Options expired.............................................    (3,587,129)   (61,808,450)
Options closed..............................................    (9,871,048)   (34,505,020)
                                                               -----------    -----------
Options outstanding at March 31, 1998.......................   $ 4,478,926      6,324,100
                                                               -----------    -----------
                                                               -----------    -----------

     At March 31, 1998, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $103,024,902 and $1,245,052, respectively. Tax cost for investment securities at March 31, 1998 was $137,722,674.

4. COMMON STOCK

     The common stock transactions for the year ended March 31, 1998 were as follows:

                                                                  SHARES        AMOUNT
                                                                 ---------    -----------
Issued as reinvestment of dividends...........................   2,522,056    $34,047,754

5. SUBSEQUENT EVENT

     On April 16, 1998, the Board of Directors of the Fund approved a transferable rights offering to the Fund's shareholders, subject to market conditions and shareholder approval at the Fund's Annual Shareholder Meeting. A shareholder will have the right to acquire one additional share of the Fund for each three shares held as of the record date. If approved at the Fund's Annual Shareholder Meeting, the rights offering is expected to occur in the first half of the Fund's current fiscal year.

---------  THE EUROPEAN WARRANT FUND, INC.

6. FEDERAL TAX INFORMATION (UNAUDITED)


     The Fund has designated 13.68% of the distribution paid during the year ended March 31, 1998, as a long term capital gain dividend.

7. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                                    NET
                                                                                  NET REALIZED AND          INCREASE/(DECREASE)
                                                        NET INVESTMENT         UNREALIZED GAIN/(LOSS)        IN NET ASSETS FROM
                              INVESTMENT INCOME          INCOME (LOSS)             ON INVESTMENTS                OPERATIONS
                             --------------------    ---------------------    ------------------------    ------------------------
QUARTER ENDED:                TOTAL     PER SHARE     TOTAL      PER SHARE       TOTAL       PER SHARE       TOTAL       PER SHARE
--------------------------   -------    ---------    --------    ---------    -----------    ---------    -----------    ---------
June 30, 1996.............   250,496       .03       (210,380)      (.03)       8,001,429        .98        7,791,049        .95
September 30, 1996........   208,263       .03       (276,258)      (.03)       3,616,947        .44        3,340,689        .41
December 31, 1996.........   471,569       .06        (75,210)      (.01)      19,177,933       2.36       19,102,723       2.35
March 31, 1997............   183,718       .03       (462,790)      (.06)      29,037,301       3.57       28,574,511       3.51
June 30, 1997.............   366,775       .04       (316,510)      (.04)      33,213,380       4.07       32,896,870       4.03
September 30, 1997........   403,156       .05       (393,229)      (.05)      30,083,819       3.69       29,690,590       3.64
December 31, 1997.........   405,692       .05       (426,219)      (.04)     (12,968,057)     (1.59)     (13,394,276)     (1.63)
March 31, 1998............   152,090       .01       (696,858)      (.08)      67,472,211       6.33       66,775,353       6.25

---------  THE EUROPEAN WARRANT FUND, INC.

INDEPENDENT AUDITORS' REPORT

[LOGO]

To the Board of Directors
The European Warrant Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                  /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
April 24, 1998

---------  THE EUROPEAN WARRANT FUND, INC.

ADDITIONAL INFORMATION


     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as the Fund's Portfolio Manager. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Philipp Burger serves as the co-Portfolio Manager of the Fund. Mr. Burger has been employed as a Vice President of Investments with the Adviser since the second quarter of 1997 and a First Vice President of Julius Baer Asset Management since January 1998.

     YEAR 2000 AND EUROPEAN MONETARY UNION ('EMU') RISKS

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers and counter-parties do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the 'Year 2000 Problem.' The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

     The Fund is also taking steps to ensure that there will be no accommodations necessary for the Fund to prepare for the upcoming EMU conversion. The EMU is scheduled to begin on January 1, 1999 and will ultimately result in the replacement of certain European currencies with the 'Euro.' At this time, there can be no assurance that these steps will be sufficient to avoid adverse impact on the Fund.

     ELECTION OF INTERESTED DIRECTOR

     Martin Vogel was elected a Director of the Fund initially by the Board of Directors at their meeting held on March 13, 1997 and subsequently by Fund shareholders at the June 26, 1997 annual meeting.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

---------  THE EUROPEAN WARRANT FUND, INC.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     OTHER MATTERS

     The Fund calculates and reports a weekly net asset value per share. On October 23, 1997, the Fund released a net asset value of $23.87. This amount was restated to $24.63 on October 30 and a press release was issued.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust ('IBT') as agent under the Plan, unless the shareholder elects to receive cash.

Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

---------  THE EUROPEAN WARRANT FUND, INC.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.

           ADDITIONAL INFORMATION

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
  & TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS
Robert Discolo
  President

Hansruedi Huber
  Chief Investment Officer

Philipp Burger
  Investment Officer

Michael Quain
  Chief Financial Officer
  and Secretary

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

COUNSEL
Paul, Weiss, Rifkind,Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

DIRECTORS
Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

* Chairman of the Board

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                                 ANNUAL REPORT
                                                                March 31, 1998

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                                                          [LOGO]